                     SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C.  20549



                                  ---------


                                  FORM 8-K
                               Current Report


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report:   September 15, 1997
                                      ------------------




                          CAPITAL ONE MASTER TRUST
                              CAPITAL ONE BANK
           (Exact name of registrant as specified in its charter)



           Virginia                                   0-25762                        54-1719855
----------------------------------               ----------------                -------------------
(State or other jurisdiction of                  (Commission                      (IRS Employer
       incorporation)                             File Number)                   Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                                      23060
--------------------------------------------------                                  ----------------
  (Address of principal executive offices)                                            (Zip Code)


            (Registrant's telephone number, including area code):
                                (804) 967-1000



        (Former name or former address, if changed since last report):
                                Not Applicable

ITEM 5.            OTHER EVENTS.

                   The August 1997 monthly Certificateholders Statements to investors were distributed September 15, 1997.

ITEM 7 (c).        EXHIBITS

                   The following are filed as exhibits to this Report under
                   Exhibit 28:

                   1.  August Performance Summary

                   2.  Series 1993-1 Class A and Class B Certificateholder's
                         Statements for the month of August 1997.

                   3.  Series 1993-4 Class A and Class B Certificateholder's
                         Statements for the month of August 1997.

                   4.  Series 1994-3 Class A and Class B Certificateholder's
                         Statements for the month of August 1997.

                   5.  Series 1994-4 Class A and Class B Certificateholder's
                         Statements for the month of August 1997.

                   6.  Series 1994-A Certificateholders' Statement for the
                         month of August 1997.

                   7.  Series 1995-1 Class A and Class B Certificateholder's
                         Statements for the month of August 1997.

                   8.  Series 1995-2 Class A and Class B Certificateholder's
                         Statements for the month of August 1997.

                   9.  Series 1995-3 Class A and Class B Certificateholder's
                         Statements for the month of August 1997.

                   10. Series 1995-4 Class A and Class B Certificateholder's
                         Statements for the month of August 1997.

                   11. Series 1996-1 Class A and Class B Certificateholder's
                         Statements for the month of August 1997.

                   12. Series 1996-2 Class A and Class B Certificateholder's
                         Statements for the month of August 1997.

                   13. Series 1996-3 Class A and Class B Certificateholder's
                         Statements for the month of August 1997.

                   14. Series 1997-1 Class A and Class B Certificateholder's
                         Statements for the month of August 1997.

                   15. Series 1997-2 Class A and Class B Certificateholder's
                         Statements for the month of August 1997.

                                   SIGNATURE

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                                   CAPITAL ONE MASTER TRUST

                                                   By:   CAPITAL ONE BANK
                                                         Servicer


                                                   By:   /s/ David M. Willey
                                                         ---------------------
                                                         David M. Willey
                                                         Vice President
Date: September 15, 1997

                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549






                      ---------------------------------




                                   EXHIBITS

                                      TO

                                   FORM 8-K





                           CAPITAL ONE MASTER TRUST
                               CAPITAL ONE BANK
            (Exact name of registrant as specified in its charter)

                               INDEX TO EXHIBITS

                                                                                   SEQUENTIALLY
EXHIBIT                                                                            NUMBERED
NUMBER               EXHIBITS                                                      PAGE
------               --------                                                      ------------
   1                 August Performance Summary                                           07

   2                 Series 1993-1 Class A and Class B Certificate-
                     holder's Statements for the month of August 1997                     09

   3                 Series 1993-4 Class A and Class B Certificate-
                     holder's Statements for the month of August 1997                     11

   4                 Series 1994-3 Class A and Class B Certificate-
                     holder's Statements for the month of August 1997                     13

   5                 Series 1994-4 Class A and Class B Certificate-
                     holder's Statements for the month of August 1997                     15

   6                 Series 1994-A Certificateholder's Statement for
                     the month of August 1997                                             17

   7                 Series 1995-1 Class A and Class B Certificate-
                     holder's Statements for the month of August 1997                     18

   8                 Series 1995-2 Class A and Class B Certificate-
                     holder's Statements for the month of August 1997                     20

   9                 Series 1995-3 Class A and Class B Certificate-
                     holder's Statements for the month of August 1997                     22

   10                Series 1995-4 Class A and Class B Certificate-
                     holder's Statements for the month of August 1997                     24

   11                Series 1996-1 Class A and Class B Certificate-
                     holder's Statements for the month of August 1997                     26

   12                Series 1996-2 Class A and Class B Certificate-
                     holder's Statements for the month of August 1997                     28

   13                Series 1996-3 Class A and Class B Certificate-
                     holder's Statements for the month of August 1997                     30


   14                Series 1997-1 Class A and Class B Certificate-
                     holder's Statements for the month of August 1997                     32


   15                Series 1997-2 Class A and Class B Certificate-
                     holder's Statements for the month of August 1997                     34

CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD :  AUGUST 1997

Beginning of the Month Principal Receivables :                                                                     10,057,262,504.40
                                                                                                                   -----------------
Beginning of the Month Finance Charge Receivables :                                                                   355,758,105.77
                                                                                                                   -----------------
Beginning of the Month Discounted Receivables :                                                                                 0.00
                                                                                                                   -----------------
Beginning of the Month Total Receivables :                                                                         10,413,020,610.17
                                                                                                                   -----------------

Removed Principal Receivables :                                                                                                 0.00
                                                                                                                   -----------------
Removed Finance Charge Receivables :                                                                                            0.00
                                                                                                                   -----------------
Removed Total Receivables :                                                                                                     0.00
                                                                                                                   -----------------

Additional Principal Receivables :                                                                                              0.00
                                                                                                                   -----------------
Additional Finance Charge Receivables :                                                                                         0.00
                                                                                                                   -----------------
Additional Total Receivables :                                                                                                  0.00
                                                                                                                   -----------------

Discounted Receivables Generated this Period                                                                                    0.00
                                                                                                                   -----------------

End of the Month Principal Receivables :                                                                            9,948,526,113.48
                                                                                                                   -----------------
End of the Month Finance Charge Receivables :                                                                         318,874,577.14
                                                                                                                   -----------------
End of the Month Discounted Receivables :                                                                                       0.00
                                                                                                                   -----------------
End of the Month Total Receivables :                                                                               10,267,400,690.62
                                                                                                                   -----------------

Excess Funding Account Balance                                                                                                  0.00
                                                                                                                   -----------------
Adjusted Invested Amount of all Master Trust Series                                                                 8,989,904,254.50
                                                                                                                   -----------------

End of the Month Seller Percentage                                                                                         9.635818%
                                                                                                                   -----------------


CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD :  AUGUST 1997                                                               ACCOUNTS                   RECEIVABLES
                                                                                            --------                   -----------

End of the Month Delinquencies :
   30 - 59 Days Delinquent                                                                        130,549             225,020,840.28
                                                                                        -----------------          -----------------
   60 - 89 Days Delinquent                                                                         75,997             138,547,523.55
                                                                                        -----------------          -----------------
   90 + Days Delinquent                                                                           171,759             323,102,717.07
                                                                                        -----------------          -----------------

   Total 30 + Days Delinquent                                                                     378,305             686,671,080.90
                                                                                        -----------------          -----------------

   Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                                  6.69%
                                                                                                                   -----------------

Defaulted Accounts During the Month                                                                45,082              69,876,270.46
                                                                                        -----------------          -----------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                           8.34%
                                                                                                                   -----------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD :  AUGUST 1997                                                              COLLECTIONS                PERCENTAGES
                                                                                           -----------                -----------

Total Collections and Gross Payment Rate                                                 1,021,277,237.61                      9.81%
                                                                                        -----------------          -----------------

Collections of Principal Receivables and Principal Payment Rate                            846,558,331.52                      8.42%
                                                                                        -----------------          -----------------

   Prior Month Billed Finance Charge and Fees                                              157,067,487.08
                                                                                        -----------------
   Amortized AMF Income                                                                     10,305,970.12
                                                                                        -----------------
   Interchange Collected                                                                     7,140,095.53
                                                                                        -----------------
   Recoveries of Charged Off Accounts                                                        5,491,985.66
                                                                                        -----------------
   Collections of Discounted Receivables                                                             0.00
                                                                                        -----------------

Collections of Finance Charge Receivables and Annualized Yield                             180,005,538.39                     21.48%
                                                                                        -----------------          -----------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD :  AUGUST 1997

Beginning Unamortized AMF Balance                                                                                      65,148,914.52
                                                                                                                   -----------------
 + AMF Slug for Added Accounts                                                                       0.00
                                                                                        -----------------
 + AMF Collections                                                                           5,019,337.82
                                                                                        -----------------
 - Amortized AMF Income                                                                     10,305,970.12
                                                                                        -----------------
Ending Unamortized AMF Balance                                                                                         59,862,282.22
                                                                                                                   -----------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD : August 1997

Gross Principal Payment Rate                                                                        8.42%
                                                                                        -----------------

May 17, 1994   3% Discount of Addition                                                                                 50,184,973.92
                                                                                                                   -----------------
   Total Discounted Receivables Collections as of Beginning of Month                        50,184,973.92
                                                                                        -----------------
   Collections of Discounted Receivables Current Month                                               0.00
                                                                                        -----------------
Discounted Receivables to be Collected                                                                                          0.00
                                                                                                                   -----------------





                     CAPITAL ONE BANK
                     as Servicer


                     By :             /s/ John Schmohl
                                      ------------------------------
                     Name :           John Schmohl
                     Title :          Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1993-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 15, 1997, and with respect to the performance of the Trust during the month August, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 15, 1997
    per $1,000 Original Principal Amount                                                                              4.3333333333
                                                                                                                     -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                 4.3333333333
                                                                                                                     -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                 0.0000000000
                                                                                                                     -------------

B) Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                               0.00
                                                                                                                     -------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                         0.0000000000
                                                                                                                     -------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                   0.00
                                                                                                                     -------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-1 Investor Certificateholder's
    Investment)                                                                                                       0.0000000000
                                                                                                                     -------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                                     -------------

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on September 15, 1997
    per $1,000 Original Principal Amount.                                                                             4.5000000000
                                                                                                                     -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                4.5000000000
                                                                                                                     -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                0.0000000000
                                                                                                                     -------------

D) Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                               0.00
                                                                                                                     -------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                         0.0000000000
                                                                                                                     -------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                   0.00
                                                                                                                     -------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-1 Investor Certificateholder's
    Investment)                                                                                                       0.0000000000
                                                                                                                     -------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                                     -------------


                                  CAPITAL ONE BANK
                                  as Servicer


                                  By :         /s/ John Schmohl
                                               ------------------------------
                                  Name :       John Schmohl
                                  Title :      Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1993-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 15, 1997, and with respect to the performance of the Trust during the month August, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 15, 1997
    per $1,000 Original Principal Amount                                                                                5.0825705583
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                   5.0825705583
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                   0.0000000000
                                                                                                                       -------------

B) Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                                 0.00
                                                                                                                       -------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                           0.0000000000
                                                                                                                       -------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                     0.00
                                                                                                                       -------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-4 Investor Certificateholder's
    Investment)                                                                                                         0.0000000000
                                                                                                                       -------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                       -------------

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on September 15, 1997
    per $1,000 Original Principal Amount.                                                                               4.8333332967
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                  4.8333332967
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                  0.0000000000
                                                                                                                       -------------

D) Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                                 0.00
                                                                                                                       -------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                           0.0000000000
                                                                                                                       -------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                     0.00
                                                                                                                       -------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-4 Investor Certificateholder's
    Investment)                                                                                                         0.0000000000
                                                                                                                       -------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                       -------------


                               CAPITAL ONE BANK
                               as Servicer


                               By :           /s/ John Schmohl
                                              ------------------------------
                               Name :         John Schmohl
                               Title :        Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 15, 1997, and with respect to the performance of the Trust during the month August, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 15, 1997
    per $1,000 Original Principal Amount                                                                                5.0395149930
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                   5.0395149930
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                   0.0000000000
                                                                                                                       -------------

B) Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                                 0.00
                                                                                                                       -------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                           0.0000000000
                                                                                                                       -------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                     0.00
                                                                                                                       -------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-3 Investor Certificateholder's
    Investment)                                                                                                         0.0000000000
                                                                                                                       -------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                       -------------

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on September 15, 1997
    per $1,000 Original Principal Amount.                                                                               6.1250001228
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                  6.1250001228
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                  0.0000000000
                                                                                                                       -------------

D) Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                                 0.00
                                                                                                                       -------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                           0.0000000000
                                                                                                                       -------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                     0.00
                                                                                                                       -------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-3 Investor Certificateholder's
    Investment)                                                                                                         0.0000000000
                                                                                                                       -------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                       -------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                 54,303,682
                                                                                                                       -------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                       54,303,682
                                                                                                                       -------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 15, 1997, and with respect to the performance of the Trust during the month August, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 15, 1997
    per $1,000 Original Principal Amount                                                                                0.0000000000
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                   0.0000000000
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                   0.0000000000
                                                                                                                       -------------

B) Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                                 0.00
                                                                                                                       -------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                           0.0000000000
                                                                                                                       -------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                     0.00
                                                                                                                       -------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-4 Investor Certificateholder's
    Investment)                                                                                                         0.0000000000
                                                                                                                       -------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                       -------------

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on September 15, 1997
    per $1,000 Original Principal Amount.                                                                               0.0000000000
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                  0.0000000000
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                  0.0000000000
                                                                                                                       -------------

D) Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                                 0.00
                                                                                                                       -------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                           0.0000000000
                                                                                                                       -------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                     0.00
                                                                                                                       -------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-4 Investor Certificateholder's
    Investment)                                                                                                         0.0000000000
                                                                                                                       -------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                       -------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                 59,880,240
                                                                                                                       -------------

F) The Required Collateral Amount as of the close of business on the current Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                       17,964,072
                                                                                                                       -------------

                      MONTHLY CERTIFICATEHOLDERS STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-A

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 15, 1997, and with respect to the performance of the Trust during the month August, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.



1) The total amount of the distribution to Investor Certificateholders of 1994-A on the
Payment Date is                                                                                                        5.0013788111
                                                                                                                      -------------


2) The amount of the distribution set forth in paragraph 1 above in respect of principal
on the Investor Certificate is                                                                                         0.0000000000
                                                                                                                      -------------


3) The amount of the distribution set forth in  paragrah 1 above in respect of interest
on the Investor Certificates                                                                                           5.0013788111
                                                                                                                      -------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 15, 1997, and with respect to the performance of the Trust during the month August, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 15, 1997
    per $1,000 Original Principal Amount                                                                                5.0309038889
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                   5.0309038889
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                   0.0000000000
                                                                                                                       -------------

B) Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                                 0.00
                                                                                                                       -------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                           0.0000000000
                                                                                                                       -------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                     0.00
                                                                                                                       -------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-1 Investor Certificateholder's
    Investment)                                                                                                         0.0000000000
                                                                                                                       -------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                       -------------

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on September 15, 1997
    per $1,000 Original Principal Amount.                                                                               5.1256261728
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                  5.1256261728
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                  0.0000000000
                                                                                                                       -------------

D) Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                                 0.00
                                                                                                                       -------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                           0.0000000000
                                                                                                                       -------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                     0.00
                                                                                                                       -------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-1 Investor Certificateholder's
    Investment)                                                                                                         0.0000000000
                                                                                                                       -------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                       -------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                 99,000,000
                                                                                                                       -------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                       99,000,000
                                                                                                                       -------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 15, 1997, and with respect to the performance of the Trust during the month August, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 15, 1997
    per $1,000 Original Principal Amount                                                                                4.9620150000
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                   4.9620150000
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                   0.0000000000
                                                                                                                       -------------

B) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 15, 1997                           49.6201500000
                                                                                                                       -------------


 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates                                                                                        49.6201500000
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates                                                                                         0.0000000000
                                                                                                                       -------------

C) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 15, 1997                          496.2015000000
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates                                                                                       496.2015000000
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates                                                                                         0.0000000000
                                                                                                                       -------------

D) Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                                 0.00
                                                                                                                       -------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                           0.0000000000
                                                                                                                       -------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                     0.00
                                                                                                                       -------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-2 Investor Certificateholder's
    Investment)                                                                                                         0.0000000000
                                                                                                                       -------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                       -------------

E) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on September 15, 1997
    per $1,000 Original Principal Amount.                                                                               5.0567372308
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                  5.0567372308
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                  0.0000000000
                                                                                                                       -------------

F) Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                                 0.00
                                                                                                                       -------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                           0.0000000000
                                                                                                                       -------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                     0.00
                                                                                                                       -------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-2 Investor Certificateholder's
    Investment)                                                                                                         0.0000000000
                                                                                                                       -------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                       -------------

G) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                 26,250,000
                                                                                                                       -------------
H) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                       26,250,000
                                                                                                                       -------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 15, 1997, and with respect to the performance of the Trust during the month August, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 15, 1997
    per $1,000 Original Principal Amount                                                                                4.9964594405
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                   4.9964594405
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                   0.0000000000
                                                                                                                       -------------

B) Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                                 0.00
                                                                                                                       -------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                           0.0000000000
                                                                                                                       -------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                     0.00
                                                                                                                       -------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-3 Investor Certificateholder's
    Investment)                                                                                                         0.0000000000
                                                                                                                       -------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                       -------------

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on September 15, 1997
    per $1,000 Original Principal Amount.                                                                               5.0911816850
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                  5.0911816850
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                  0.0000000000
                                                                                                                       -------------

D) Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                                 0.00
                                                                                                                       -------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                           0.0000000000
                                                                                                                       -------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                     0.00
                                                                                                                       -------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-3 Investor Certificateholder's
    Investment)                                                                                                         0.0000000000
                                                                                                                       -------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                       -------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                 73,500,000
                                                                                                                       -------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                       73,500,000
                                                                                                                       -------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 15, 1997, and with respect to the performance of the Trust during the month August, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 15, 1997
    per $1,000 Original Principal Amount                                                                                0.0000000000
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                   0.0000000000
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                   0.0000000000
                                                                                                                       -------------

B) Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                                 0.00
                                                                                                                       -------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                           0.0000000000
                                                                                                                       -------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                     0.00
                                                                                                                       -------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-4 Investor Certificateholder's
    Investment)                                                                                                         0.0000000000
                                                                                                                       -------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                       -------------

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on September 15, 1997
    per $1,000 Original Principal Amount.                                                                               5.0395149744
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                  5.0395149744
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                  0.0000000000
                                                                                                                       -------------

D) Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                                 0.00
                                                                                                                       -------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                           0.0000000000
                                                                                                                       -------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                     0.00
                                                                                                                       -------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-4 Investor Certificateholder's
    Investment)                                                                                                         0.0000000000
                                                                                                                       -------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                       -------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                 52,500,000
                                                                                                                       -------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                       50,750,000
                                                                                                                       -------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1996-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 15, 1997, and with respect to the performance of the Trust during the month August, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 15, 1997
    per $1,000 Original Principal Amount                                                                                0.0000000000
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                   0.0000000000
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                   0.0000000000
                                                                                                                       -------------

B) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 15, 1997
    per $10,000 Original Principal Amount                                                                               0.0000000000
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates                                                                                         0.0000000000
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates                                                                                         0.0000000000
                                                                                                                       -------------

C) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 15, 1997
    per $100,000 Original Principal Amount                                                                              0.0000000000
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates                                                                                         0.0000000000
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates                                                                                         0.0000000000
                                                                                                                       -------------

D) Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                         0.0000000000
                                                                                                                       -------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                           0.0000000000
                                                                                                                       -------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                             0.0000000000
                                                                                                                       -------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1996-1 Investor Certificateholder's
    Investment)                                                                                                         0.0000000000
                                                                                                                       -------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date               0.0000000000
                                                                                                                       -------------

E) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on September 15, 1997
    per $1,000 Original Principal Amount.                                                                               5.0997928084
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                  5.0997928084
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                  0.0000000000
                                                                                                                       -------------


F) Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                         0.0000000000
                                                                                                                       -------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                           0.0000000000
                                                                                                                       -------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                             0.0000000000
                                                                                                                       -------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1996-1 Investor Certificateholder's
    Investment)                                                                                                         0.0000000000
                                                                                                                       -------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date               0.0000000000
                                                                                                                       -------------

G) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                 59,150,000
                                                                                                                       -------------

H) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                       59,150,000
                                                                                                                       -------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1996-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 15, 1997, and with respect to the performance of the Trust during the month August, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 15, 1997
    per $1,000 Original Principal Amount                                                                                4.9534038833
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                   4.9534038833
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                   0.0000000000
                                                                                                                       -------------

B) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 15, 1997
    per $10,000 Original Principal Amount                                                                              49.5340388333
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates                                                                                        49.5340388333
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates                                                                                                 0.00
                                                                                                                       -------------

C) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 15, 1997
    per $100,000 Original Principal Amount                                                                            495.3403883333
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates                                                                                       495.3403883333
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates                                                                                         0.0000000000
                                                                                                                       -------------

D) Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                                 0.00
                                                                                                                       -------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                           0.0000000000
                                                                                                                       -------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                     0.00
                                                                                                                       -------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1996-2 Investor Certificateholder's
    Investment)                                                                                                         0.0000000000
                                                                                                                       -------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                       -------------

E) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on September 15, 1997
    per $1,000 Original Principal Amount.                                                                               5.1514593939
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                  5.1514593939
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                          0.00
                                                                                                                       -------------


F) Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                                 0.00
                                                                                                                       -------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                           0.0000000000
                                                                                                                       -------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                     0.00
                                                                                                                       -------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1996-2 Investor Certificateholder's
    Investment)                                                                                                         0.0000000000
                                                                                                                       -------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                       -------------

G) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                 67,500,000
                                                                                                                       -------------

H) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                       67,500,000
                                                                                                                       -------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1996-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 15, 1997, and with respect to the performance of the Trust during the month August, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 15, 1997
    per $1,000 Original Principal Amount                                                                                4.9706261000
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                   4.9706261000
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                   0.0000000000
                                                                                                                       -------------

B) Class A Investor Charge Off's and Reimbursement of Charge Off's
 1) The amount of Class A Investor Charge Off's                                                                                 0.00
                                                                                                                       -------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                           0.0000000000
                                                                                                                       -------------


 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                     0.00
                                                                                                                       -------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1996-3 Investor Certificateholder's
    Investment)                                                                                                         0.0000000000
                                                                                                                       -------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                       -------------

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on September 15, 1997
    per $1,000 Original Principal Amount.                                                                               5.1772927273
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                  5.1772927273
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                          0.00
                                                                                                                       -------------


D) Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                                 0.00
                                                                                                                       -------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                           0.0000000000
                                                                                                                       -------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                     0.00
                                                                                                                       -------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1996-3 Investor Certificateholder's
    Investment)                                                                                                         0.0000000000
                                                                                                                       -------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                       -------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                 45,000,000
                                                                                                                       -------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                       45,000,000
                                                                                                                       -------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1997-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 15, 1997, and with respect to the performance of the Trust during the month August, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 15, 1997
    per $1,000 Original Principal Amount                                                                               12.8343749949
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                  12.8343749949
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                   0.0000000000
                                                                                                                       -------------

B) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 15, 1997
    per $10,000 Original Principal Amount                                                                             128.3437499490
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates                                                                                       128.3437499490
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates                                                                                         0.0000000000
                                                                                                                       -------------

C) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 15, 1997
    per $100,000 Original Principal Amount                                                                          1,283.4374994900
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates                                                                                     1,283.4374994900
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates                                                                                         0.0000000000
                                                                                                                       -------------

D) Class A Investor Charge Off's and Reimbursement of Charge Off's
 1) The amount of Class A Investor Charge Off's                                                                         0.0000000000
                                                                                                                       -------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                           0.0000000000
                                                                                                                       -------------


 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                             0.0000000000
                                                                                                                       -------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1997-1 Investor Certificateholder's
    Investment)                                                                                                         0.0000000000
                                                                                                                       -------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date               0.0000000000
                                                                                                                       -------------

E) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on September 15, 1997
    per $1,000 Original Principal Amount.                                                                               5.1256260438
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                  5.1256260438
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                  0.0000000000
                                                                                                                       -------------


F) Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                         0.0000000000
                                                                                                                       -------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                           0.0000000000
                                                                                                                       -------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                             0.0000000000
                                                                                                                       -------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1997-1 Investor Certificateholder's
    Investment)                                                                                                         0.0000000000
                                                                                                                       -------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date               0.0000000000
                                                                                                                       -------------

G) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                 54,744,750
                                                                                                                       -------------

H) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                       54,744,750
                                                                                                                       -------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1997-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 15, 1997, and with respect to the performance of the Trust during the month August, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 15, 1997
    per $1,000 Original Principal Amount                                                                                0.0000000000
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                   0.0000000000
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                   0.0000000000
                                                                                                                       -------------

B) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 15, 1997
    per $10,000 Original Principal Amount                                                                               0.0000000000
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates                                                                                         0.0000000000
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates                                                                                         0.0000000000
                                                                                                                       -------------

C) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on September 15, 1997
    per $100,000 Original Principal Amount                                                                              0.0000000000
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates                                                                                         0.0000000000
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates                                                                                         0.0000000000
                                                                                                                       -------------

D) Class A Investor Charge Off's and Reimbursement of Charge Off's
 1) The amount of Class A Investor Charge Off's                                                                         0.0000000000
                                                                                                                       -------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                           0.0000000000
                                                                                                                       -------------


 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                             0.0000000000
                                                                                                                       -------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1997-2 Investor Certificateholder's
    Investment)                                                                                                         0.0000000000
                                                                                                                       -------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date               0.0000000000
                                                                                                                       -------------

E) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on September 15, 1997
    per $1,000 Original Principal Amount.                                                                               4.6235232732
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                  4.6235232732
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                  0.0000000000
                                                                                                                       -------------


F) Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                         0.0000000000
                                                                                                                       -------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                           0.0000000000
                                                                                                                       -------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                             0.0000000000
                                                                                                                       -------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1997-2 Investor Certificateholder's
    Investment)                                                                                                         0.0000000000
                                                                                                                       -------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date               0.0000000000
                                                                                                                       -------------

G) Information Regarding Distributions to the Class C Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class C Certificateholders on September 15, 1997
    per $1,000 Original Principal Amount.                                                                               4.7985234227
                                                                                                                       -------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class C Certificates, per $1,000 Original Principal Amount.                                                  4.7985234227
                                                                                                                       -------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class C Certificates, per $1,000 Original Principal Amount.                                                  0.0000000000
                                                                                                                       -------------

H) Class C Investor Charge Off's and Reimbursement of Charge Off's
 1) The amount of Class C Investor Charge Off's                                                                         0.0000000000
                                                                                                                       -------------

 2) The amount of Class C Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                           0.0000000000
                                                                                                                       -------------

 3) The total amount of reimbursed to the Trust in respect of Class C Investor Charge Off's                             0.0000000000
                                                                                                                       -------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1997-2 Investor Certificateholder's
    Investment)                                                                                                         0.0000000000
                                                                                                                       -------------

 5) The amount, if any, by which the outstanding principal balance of the Class C Certificates
    exceeds the Class C Invested Amount after giving effect to all transactions on such Distribution Date               0.0000000000
                                                                                                                       -------------

G) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                 45,199,125
                                                                                                                       -------------

H) The Required Collateral Amount as of the close of business on the upcoming Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Class C Interest Holder on such
Distribution Date, will be equal to                                                                                       45,199,125
                                                                                                                       -------------

                                                                   Page 36 of 36